Prospectus Supplement	December 30, 2008

PUTNAM VT HEALTH SCIENCES FUND Prospectuses dated April 30, 2008

The sub-section THE FUNDS’ INVESTMENT MANAGER, in the section WHO OVERSEES AND MANAGES THE FUNDS?, is supplemented to reflect the following, with respect to Putnam VT Health Sciences Fund only:

Putnam Management has retained its affiliate, Putnam Investments Limited (“PIL”), to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management, PIL, which provides a full range of international investment advisory services to institutional and retail clients, is responsible for making investment decisions for the portion of the assets of the fund that it manages. Putnam Management (and not the fund) pays a quarterly sub-management fee to PIL for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PIL. PIL’s address is Cassini House, 57–59 St James’s Street, London, England, SW1A 1LD.

Putnam Management and PIL have retained their affiliate, The Putnam Advisory Company, LLC ("PAC"), as a sub-adviser to manage a separate portion of the assets of the fund. Subject to the supervision of Putnam Management or PIL, as applicable, PAC is responsible for making investment decisions for the portion of the assets of the fund that it manages. Putnam Management or PIL, as applicable (and not the fund), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average aggregate net asset value of the portion of the assets of the fund managed by PAC. Putnam Management and PIL have also retained PAC to provide investment recommendations with respect to a portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable (and not the fund), pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.10% of the average net asset value of the portion of the fund’s assets for which PAC is engaged to provide investment recommendations. PAC, which provides financial services to institutions and individuals through separately-managed accounts and pooled investment vehicles, has its headquarters at One Post Office Square, Boston, MA 02109.

HV-6429

254613 12/08

PUTNAM INVESTMENTS